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                HARTFORD LEADERS PLUS (SERIES II, IIR AND III)
                           SEPARATE ACCOUNT SEVEN
                      HARTFORD LIFE INSURANCE COMPANY

                            FILE NO. 333-101948

  SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

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             SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in the Highlights Section of your prospectus:

Section I.(b) ("Initial Investment") is revised to reflect that the minimum initial investment is $10,000.

Section I.(c) ("Is the Fixed Accumulation Feature Available?") is revised to reflect that the Fixed Accumulation Feature is currently not available.

The following corrects the disclosure under "Do I always get to keep my Payment Enhancements?" in Section 5.(a) of your prospectus:

The third bullet item should be deleted.

The following corrects the examples in the box immediately following the second paragraph of Section 5.(b) ("Charges and Fees"):

   a. In Contract Year 6, when your Contract Value is $34,000, you make a partial Surrender of $15,000. Because the initial Premium Payment is still subject to a Contingent Deferred Sales Charge, we will determine the Contingent Deferred Sales Charge for your partial Surrender as follows:

         - We will surrender the Annual Withdrawal Amount, which is equal to 10% of your total Premium Payment, or $3,000 without charging a Contingent Deferred Sales Charge.

         - We will then Surrender the Premium Payments that have been in the Contract the longest.

         - That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 6% of that amount, or $600.

         - The remaining $2,000 will come from the additional Premium Payment made on the fourth Contract Anniversary and will deduct a Contingent Deferred Sales Charge of 8% of the $2,000, or $160.

         - Your Contingent Deferred Sales Charge is $760.

   b. In Contract Year 9, when your Contract Value is $37,000, you make a partial Surrender of $25,000. Because the initial Premium Payment of $10,000 is not subject to a Contingent Deferred Sales Charge, but the additional Premium Payment of $20,000 is, we will determine the Contingent Deferred Sales Charge for your partial Surrender as follows:

         - We will Surrender the Annual Withdrawal Amount which is 10% of Premium Payments subject to a Contingent Deferred Sales Charge, or $2,000, without charging a Contingent Deferred Sales Charge

         - We will then next surrender earnings, which is the Contract Value after Surrender of the Annual Withdrawal Amount
           ($37,000 - $2,000 = $35,000) less your Premium Payments ($30,000), less Premium Payment enhancements on Premium Payments in the last eight years (3% x $20,000 = $600) or $4,400.

         - We will next surrender Premium Payments in the order in which they were made. Therefore, the next $10,000 will be from the Surrender of the initial Premium Payment, which has no Contingent Deferred Sales Charge.

         - The final $8,600 will be surrendered from the additional Premium Payment. The Contingent Deferred Sales Charge is 7% of the amount of that Premium Payment that is surrendered, or $602.

         - Your Contingent Deferred Sales Charge is $602.

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The references to Alabama and Massachusetts in Section 7 ("State Variations")
of your prospectus are deleted.

The following corrects the disclosure in the Section 7 ("State Variations") section of your prospectus:

   - NEW YORK -- We will not recalculate The Hartford's Principal First or The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse. The minimum Contract Value must be $1,000 after a Surrender. The minimum monthly Annuity Payout is $20.

Except for Contracts purchased in New York, we will deduct any Premium Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


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